Fair Value Measurement	9 Months Ended
Sep. 30, 2023
Fair Value Measurement
Fair Value Measurement
12.	Fair Value Measurement

The following table summarizes, for assets measured at fair value on a recurring basis, the respective fair value and the classification by level of input within the fair value hierarchy as of December 31, 2022 and September 30, 2023:

	Fair Value Measurements
		Quoted Prices in
		Active Market	Significant Other	Significant
		for Identical Assets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

	(In thousands)
As of December 31, 2022:
Wealth management products *	$212,195	$—	$212,195	$—
Equity securities with readily determinable market value **	239,550	239,550	—	—
Total	$451,745	$239,550	$212,195	$—

As of September 30, 2023:
Wealth management products *	$43,706	$—	$43,706	$—
Equity securities with readily determinable market value **	96,710	96,710	—	—
Total	$140,416	$96,710	$43,706	$—

*Included in short-term investments on the Group’s unaudited interim condensed consolidated balance sheets.

**Included in long-term investments on the Group’s unaudited interim condensed consolidated balance sheets.

Recurring

The Group measures short-term investments and equity securities with readily determinable fair values on a recurring basis. The fair value of the Group’s equity securities with readily determinable fair values are determined based on the quoted market price (Level 1). The fair value of the Group’s short-term investments are determined based on the quoted market price for similar products (Level 2).

Non-recurring

For those equity investments without readily determinable fair value, the Group measures them at market value when observable price changes are identified or impairment charges are recognized. The market values of the Group’s privately held investments as disclosed are determined based on the discounted cash flow model using the discount curve of market interest rates or based on the similar transaction price in the market directly. The Group classifies the valuation techniques on those investments that use similar identifiable transaction prices as Level 2 of fair value measurements. The Group measures equity method investments at fair value on a non-recurring basis only if an impairment charge is recognized.

Certain privately held investments were measured using significant unobservable inputs (Level 3) and written down from their respective carrying values to fair values, considering the investees’ financial performance, assumptions about future growth, and future financing plan, with impairment charges incurred and recorded in earnings for the period then ended. For the nine months ended September 30, 2022 and 2023, US$32.6 million and US$25.4 million impairment charges were recorded for those equity investments without readily determinable fair values.

The Group’s non-financial assets, such as intangible assets, goodwill, fixed assets and operating lease assets, are measured at fair value only if they were determined to be impaired. In accordance with the Group’s policy to perform an impairment assessment of its goodwill on an annual basis as of the balance sheet date or when facts and circumstances warrant a review, the Group performed an impairment assessment on its goodwill by reporting unit annually. The Group recognized no impairment charge of goodwill arising from previous acquisitions for the nine months ended September 30, 2022 and 2023, respectively. The Group recognized US$10.2 million and nil impairment charge of intangible assets arising from previous acquisitions for the nine months ended September 30, 2022 and 2023, respectively.

The carrying amount of cash and cash equivalents, short-term investments, accounts receivable due from third parties, accounts receivable due from Alibaba, accounts receivable due from other related parties, amount due from SINA, accounts payable, accrued and other liabilities approximates fair value because of their short-term nature.